United States Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 16, 2014 (Date of earliest event reported: April 11, 2014)
XHIBIT CORP. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52678 (Commission File Number)	20-0853320 (IRS Employer Identification No.)

1520 E. Pima St., Phoenix, AZ 85034
(Address of principal executive offices) (Zip Code)

(602) 281-3554
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On May 16, 2013, Xhibit Corp. (“Xhibit” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), among Xhibit, Project SMI Corp., a Delaware corporation and wholly-owned subsidiary of Xhibit (“SMI Merger Sub”), SHC Parent Corp., a Delaware corporation (“SHC”), and TNC Group, Inc., an Arizona corporation and Stockholder Representative for the SHC stockholders.  Pursuant to the terms of the Merger Agreement, on May 16, 2013, SMI Merger Sub merged with and into SHC (the “SkyMall Merger”), with SHC surviving the SkyMall Merger as a wholly-owned subsidiary of Xhibit.  SHC is the parent corporation of SkyMall Interests, LLC, a Delaware limited liability company, SkyMall, LLC, a Delaware limited liability company, and SkyMall Ventures, LLC, a Nevada limited liability company (collectively SHC, SkyMall Interests, LLC, SkyMall, LLC and SkyMall Ventures, LLC are referred to as "SkyMall").  The Company issued 44,440,000 shares of common stock to the former shareholders of SHC as part of the SkyMall Merger (the “Merger Shares”).

On April 11, 2014, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) determined that the Company’s previously filed financial statements for: (i) the three and six month periods ended June 30, 2013 included in the Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) on August 19, 2013 and (ii) the three and nine month periods ended September 30, 2013 included in the Form 10-Q filed with the SEC on November 15, 2013, need to be restated to correct the accounting for the SkyMall merger in such financial statements and, accordingly, these financial statements should no longer be relied upon. The Audit Committee’s determination was based upon issues raised in comment letters from the accounting staff of the SEC related to the Company’s accounting for the SkyMall Merger.

When the Company originally recorded the SkyMall merger, management did not believe the market pricing for Xhibit’s common stock on the merger date was reliable and/or representative of fair value.  Accordingly, the Company valued the SkyMall Merger based on the fair value of the assets acquired and liabilities assumed.  The Company believed at the time the reports were filed, that this was the correct accounting for the valuation.  The Company has performed a re-assessment of the SkyMall Merger fair value and has determined that an active market for Xhibit’s common stock existed and, accordingly, it should use the fair value of the Merger Shares to value the SkyMall Merger.

Below is an overview of the original and restated fair value of the SkyMall Merger:

	As Restated	As Originally Recorded
Gross fair value of the SkyMall Merger	$227,618,670	$75,358,670
Less value of assumed SkyMall liabilities	(49,858,670)	(49,858,670)

Net fair value of the SkyMall Merger	$177,760,000	$25,500,000

Previously, the Company valued the SkyMall Merger at $25,500,000 based on a valuation of the acquired SkyMall assets and assumed liabilities determined by an independent valuation firm retained by the Company.  Based on its re-assessment, the Company has now determined the SkyMall Merger should be valued at $177,760,000 based on the Merger Shares times $4.00, which was the closing share price on May 16, 2013.

We are currently assessing how the $152,260,000 additional fair value should be recorded but we do not believe the restatement will cause any changes to the previously reported, cash, debt, revenues, cost of revenues or gross profit amounts for and as of the end of each of the periods being restated.  As part of this assessment, the Audit Committee formed a Special Investigative Committee.  The Special Investigative Committee engaged the law firm of Jones Day to conduct an investigation into the facts and circumstances surrounding the determination of the consideration paid for the SkyMall Merger, and certain related matters.  Until this investigation is completed and the comment letter issues with the SEC have been fully resolved, the Company cannot file the restatements or its Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

In light of this restatement, management is also assessing the Company’s disclosure controls and procedures and its internal controls over financial reporting.

The Audit Committee has discussed the matters disclosed in this report with the Company’s independent registered public accounting firm, Farber Hass Hurley, LLP.

Accordingly, until we issue the restated financial statements for the applicable periods discussed above, investors and other users of our filings with the SEC are cautioned not to rely on our financial statements in question, to the extent that they are affected by the accounting issues described above.

Safe Harbor for Forward-Looking Statements

Information in this current report regarding the Company’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties.  These risks include, but are not limited to, additional actions resulting from the investigation and the Company's continuing internal review, as well as the review and audit by the Company's independent auditors of the restated financial statements, if any, and actions resulting from discussions with or required by the Securities and Exchange Commission, along with other risks and uncertainties discussed in the Company’s reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.  All forward-looking statements included in this report, including expectations about the Company’s internal review scope, findings and assessments, the impact on prior or future periods of changes to accounting policies, management’s expectations related to its assessment of internal controls over financial reporting, statements regarding potential errors in previously issued financial statements; the nature, magnitude and scope of potential errors and the Company's investigation and analysis of such potential errors, estimated balance sheet and statement of operations for any period, and the timing and content of future financial statement reporting and periods of restatement, are based upon information available to the Company as of the date of this report, which may change.  These statements are not guarantees of future performance and actual results could differ materially from our current expectations.  The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 16, 2014

Xhibit Corp., a Nevada corporation By: /s/ Scott Wiley Scott Wiley, CFO